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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 27, 2000
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                        LEADING-EDGE EARTH PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             319 Nickerson St. #186
                                Seattle, WA 98109

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                  800-788-3599
                          REGISTRANT'S TELEPHONE NUMBER

        Oregon                        93-67656-S                   93-1002429
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     1. LEEP'S CERTIFYING ACCOUNTANT SUBMITTED A RESIGNATION LETTER TO THE COMPANY ON DECEMBER 27, 2000.

     2. THE CERTIFYING ACCOUNTANT HAS ALWAYS INCLUDED IN HIS OPINIONS ON THE COMPANY'S FINANCIAL STATEMENTS A "GOING CONCERN QUALIFICATION" HAVING TO DO WITH UNCERTAINTIES ABOUT THE ABILITY OF THE COMPANY TO CONTINUE AS A GOING CONCERN.

     3. LEEP HAS NOT VOTED TO CHANGE ACCOUNTANTS SINCE THE RESIGNATION TOOK PLACE BECAUSE OF THE ACCOUNTANT'S CHANGING CIRCUMSTANCES AND WAS NOT INSTIGATED BY LEEP.

     4. THERE HAVE BEEN NO DISAGREEMENTS ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURES, OR AUDITING SCOPE OR PROCEDURES.

     5. AT THIS TIME THE REGISTRANT HAS NOT IDENTIFIED A NEW INDEPENDENT ACCOUNTANT.

     6. LEEP'S FORMER ACCOUNTANT'S LETTER OF RESIGNATION AND RESPONSE TO THIS FILING ARE ATTACHED.


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                         [W. ALAN JORGENSEN LETTERHEAD]

                               December 26, 2000


Board of Directors
Leading-Edge Earth Products, Inc.
319 Nickerson St. #186
Seattle, WA 98109


                               VIA FACSIMILE 206-361-0386

Gentlemen:

     This is to confirm that effective December 26, 2000, the client-auditor relationship between Leading-Edge Earth Products, Inc. (Commission File 33-67656) and W. Alan Jorgensen, CPA has ceased.

     With respect to Item 304 of Regulation SB you are advised that my opinions on the Company's financial statements for fiscal year ends at April 30, 1999, and 2000 have been modified with a "going concern qualification", having to do with uncertainties about the ability of the Company to continue as a going concern. Also, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.


                               Sincerely,

                               /s/ W. ALAN JORGENSEN
                               ---------------------
                               W. Alan Jorgensen

Copy: Office of the Chief Accountant
      Via Fax 202-942-9656
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 9-5
      450 Fifth Street, N.W.
      Washington, D.C. 20549
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                               W. ALAN JORGENSEN
                          Certified Public Accountant

                720 Third Avenue, Suite 1910, Seattle, WA 98104

206 521-0403                                                    Fax 206-624-3999

                               December 30, 2000

Securities & Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549

     Re: Leading Edge Earth Products, Inc. SEC file number 33-67656-S

Ladies and Gentlemen:

     I am in agreement with the statements made by the above registrant in its Form 8-K dated December 27, 2000 except I cannot confirm that a vote on the matter has not taken place, or that new accountants have not been identified.

                                        Sincerely,

                                        /s/ W. ALAN JORGENSEN
                                        ----------------------
                                        W. Alan Jorgensen, CPA